GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	6/20/2006
Collection Period Ended:	5/31/2006
Closing Date:	5/5/2005
Next Payment Date:	7/20/2006
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010
Note Payment Detail

					Principal	Interest
			Original Face	Beginning	Payment	Payment		Ending
Class	CUSIP	Interest Rate	Value	Class Balance	Amount	Amount	Total	Class Balance

A	36159LAG1	5.12063%	1,190,000,000.00	1,190,000,000.00	0.00	4,908,692.81	4,908,692.81	1,190,000,000.00
B	36159LAH9	5.31063%	37,600,000.00	37,600,000.00	0.00	160,853.08	160,853.08	37,600,000.00
C	36159LAJ5	5.55063%	22,400,000.00	22,400,000.00	0.00	100,158.03	100,158.03	22,400,000.00

TOTALS			1,250,000,000.00	1,250,000,000.00	0.00	5,169,703.92	5,169,703.92	1,250,000,000.00

Beginning of Month Balance	6,596,087,487.52
New Volume	2,425,152,395.40
Principal Collections	2,503,001,987.72
Defaulted Amount	2,246,706.29

End of Month Balance	6,515,991,188.91

Overconcentrations
Dealer Overconcentration			0.00
Manufacturer Overconcentration			0.00
Product Line Overconcentration			0.00

	Total	Overconcentration
Collections
Principal Collections	2,503,001,987.72	0.00	2,503,001,987.72
Non Principal Collections	64,003,921.86	0.00	64,003,921.86

Total Collections	2,567,005,909.58	0.00	2,567,005,909.58

Defaults
Default Amount	2,246,706.29	0.00	2,246,706.29
Series Allocation Percentage			18.95%
Investor Default Amount			425,764.95

Charge-offs
Investor Charge-offs			0.00

GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	6/20/2006
Collection Period Ended:	5/31/2006
Closing Date:	5/5/2005
Next Payment Date:	7/20/2006
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

Allocation of Available Non Principal Collections

Series Allocation Percentage			18.95%
Available Non Principal Collections Allocated to Series				12,129,145.11

Application of Available Non Principal Collections and Available Principal Collections

(a) Available Non Principal Collections Allocated to Series				12,129,145.11

(i)	(A)	Amount to Indenture Trustee		0.00
	(B)	Amount to Trustee		0.00
	(C)	Amount to Administrator		125.00
	(D)	Amount to Custodian		0.00

(ii) Noteholder Servicing Fee				2,083,333.33
	Unpaid Servicer Advances and interest thereon			0.00

(iii) Class A Monthly Interest				4,908,692.81

(iv) Class B Monthly Interest				160,853.08

(v) Class C Monthly Interest				100,158.03

(vi) Investor Default Amount (treated as Available Principal Collections)			425,764.95
	Required Deposit to Principal Account			0.00

(vii) Investor Charge-offs			0.00
	Reimbursement of Investor Charge-offs		0.00
	Unreimbursed Investor Charge-offs		0.00
	Reallocation Principal Collections		0.00
	Reimbursement of Reallocated Principal Collections		0.00
	Unreimbursed Reallocated Principal Collections		0.00
	Sum of Unreimbursed Investor Charge-offs and Reallocated Principal Collections			0.00

(viii) Amount Required to be Deposited to the Reserve Account				0.00

GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	6/20/2006
Collection Period Ended:	5/31/2006
Closing Date:	5/5/2005
Next Payment Date:	7/20/2006
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

	(ix) Remaining Amounts due to:
	Indenture Trustee	0.00
	Trustee	0.00
	Administrator	0.00
	Custodian	0.00

	(x) Amounts otherwise required to be Deposited to Principal Account	0.00

	Excess Non Principal Collections for Series 2004-1	4,539,020.94
	Excess Non Principal Collections for Series 2004-2	4,938,878.13
	Excess Non Principal Collections for Series 2005-1	4,875,982.86
	Excess Non Principal Collections for Series 2005-2	2,932,816.78

	Total Excess Non Principal Collections	17,286,698.71

	Non Principal Shortfalls for Series 2004-1	0.00
	Non Principal Shortfalls for Series 2004-2	0.00
	Non Principal Shortfalls for Series 2005-1	0.00
	Non Principal Shortfalls for Series 2005-2	0.00

	Total Non Principal Shortfalls	0.00

	Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2004-1	0.00
	Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2004-2	0.00
	Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2005-1	0.00
	Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2005-2	0.00

	Total Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls	0.00

	Released to Transferor	17,286,698.71

(b)	Revolving Period
	Principal Collections Allocated to Series According to 4.3(b)(ii)(x) of Indenture Supplement	474,334,594.65
	Available Principal Collections Treated as Shared Principal Collections Applied According to Section 8.5 of Indenture	474,334,594.65

(c)	Controlled Accumulation Period
	Principal Collections Allocated to Series According to 4.3(b)(ii)(y) of Indenture Supplement
	(i) Monthly Principal Deposited into the Principal Account	0.00
	(ii) Monthly Principal Deposited to Distribution Account and paid to:	0.00

	Class A	0.00
	Class B	0.00
	Class C	0.00
	(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	6/20/2006
Collection Period Ended:	5/31/2006
Closing Date:	5/5/2005
Next Payment Date:	7/20/2006
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

Early Amortization Period

Principal Collections Allocated to Series According to 4.3(b)(ii)(z) of Indenture Supplement	0.00

(i) Monthly Principal Deposited into the Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to:

Class A	0.00
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

Shared Principal Collections for Principal Sharing Series
Aggregate Shared Principal Collections for Principal Sharing Series	1,401,960,424.00
Aggregate Principal Shortfall for Principal Sharing Series	0.00

Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-1	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-2	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2005-1	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2005-2	0.00

Amount Deposited into the Excess Funding Account	0.00

Released to Transferor	1,401,960,424.00

Reserve Account (Series Level Account)
Beginning Reserve Account Amount	39,000,000.00
Required Reserve Account Amount
Required Reserve Account Percentage	3.12%
Note Principal Balance	1,250,000,000.00

Required Reserve Account Amount	39,000,000.00

Reserve Account Deficiency	0.00
Reserve Account Deposits	159,656.95
Reserve Account Withdrawals	159,656.95

Ending Reserve Account Amount	39,000,000.00

GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	6/20/2006
Collection Period Ended:	5/31/2006
Closing Date:	5/5/2005
Next Payment Date:	7/20/2006
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

Non Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	5,169,703.92
Disbursements	5,169,703.92
Ending Balance	0.00

Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Free Equity Amount

Note Trust Principal Balance	6,515,991,188.91
Aggregate Collateral Amount for all Series of Notes	4,525,252,000.00

Free Equity Amount	1,990,739,188.91

Minimum Free Equity Percentage	5.00%
Outstanding Principal Balance	4,500,000,000.00

Minimum Free Equity Amount	225,000,000.00

Excess Funding Account (Trust Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Monthly Payment Rate
Current Monthly Payment Rate	37.95%
Prior Monthly Payment Rate	31.33%
Second Prior Monthly Payment Rate	30.70%

3 Month Average Monthly Payment Rate	33.33%

GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	6/20/2006
Collection Period Ended:	5/31/2006
Closing Date:	5/5/2005
Next Payment Date:	7/20/2006
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

Summary of Allocation of Collections

Total Principal Collections	2,503,001,987.72
Principal Collections Allocated to Series 2004-1	479,125,753.52
Principal Collections Allocated to Series 2004-2	479,125,753.52
Principal Collections Allocated to Series 2005-1	474,334,594.65
Principal Collections Allocated to Series 2005-2	284,600,756.78

Principal Collections Not Allocated to Any Series and Released to Transferor	785,815,129.25

Total Non Principal Collections	64,003,921.86
Non Principal Collections Allocated to Series 2004-1	12,251,659.18
Non Principal Collections Allocated to Series 2004-2	12,251,659.18
Non Principal Collections Allocated to Series 2005-1	12,129,145.11
Non Principal Collections Allocated to Series 2005-2	7,277,487.06

Non Principal Collections Not Allocated to Any Series and Released to Transferor	20,093,971.33